SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 28, 2006

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 317-8900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                       OTHER EVENTS

On February 28, 2006, we finalized an agreement with Mark Scully resolving matters relating to his cessation of employment as President and Chief Executive Officer of Vistula USA, our wholly owned subsidiary, on November 2, 2005.  In connection with a mutual release of claims, we agreed to pay Mr. Scully $50,000 in severance and we issued to him 750,000 shares of our common stock in respect of the exercise of an outstanding option issued under our stock incentive plan.  These 750,000 shares are subject to our right to repurchase at a price of $1.00 per share through March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: March 3, 2006	/s/ George R. Vaughn
George R. Vaughn
Chief Financial Officer